                       Supplement Dated September 18, 2000
                                     to the
                   AIM Lifetime Plus(SM) Variable Annuity and
             AIM Lifetime Plus(SM) II Variable Annuity Prospectuses,
                             Each Dated May 1, 2000

                                   Offered by
                   Allstate Life Insurance Company of New York
                                   through the
                  Allstate Life of New York Separate Account A

On September 1, 2000, the Board of Trustees of AIM Variable Insurance Funds (the
"Fund") announced that the shareholders of its AIM V.I. Global Growth and Income
Fund (the "Global  Growth and Income  Fund")  approved an Agreement  and Plan of
Reorganization  which  provides  for the  combining  of all of the assets of the
Global Growth and Income Fund into the AIM V.I.  Growth and Income Fund ("Growth and  Income  Fund").  The Fund  expects  the  combination,  which is  subject to regulatory approval, to occur on or about September 18, 2000.

As a result of the  combination  of the Global  Growth and Income  Fund's assets with  those of the  Growth  and  Income  Fund,  the AIM V.I.  Growth  and Income
Sub-Account ("Growth and Income Sub-Account") available under your Contract will own  shares of the  Global  Growth and Income  Fund.  To avoid  duplication  and confusion,  we  intend  to  combine  the  AIM  V.I.  Global  Growth  and  Income
Sub-Account  ("Global Growth and Income Sub-Account") into the Growth and Income
Sub-Account  in  conjunction  with the  combining of the funds.  When we combine these  Sub-Accounts,  you will  receive  an  interest  in the  Growth and Income
Sub-Account  equal in value to your  interest  in the  Global  Growth and Income
Sub-Account at the time of the combination.  Thereafter, we will no longer offer the Global Growth and Income Sub-Account as an investment option.